Janus Investment Fund

Janus Henderson Real Return Fund

Supplement dated February 7, 2018

to Currently Effective Prospectuses

As previously disclosed, the Board of Trustees (the “Trustees”) of Janus Investment Fund (the “Trust”) has approved a plan to liquidate and terminate Janus Henderson Real Return Fund (the “Fund”) with such liquidation effective on or about March 2, 2018 or at such other time as may be authorized by the Trustees (“Liquidation Date”). Termination of the Fund is expected to occur as soon as practicable following liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus Henderson fund which they are eligible to purchase at any time prior to the Liquidation Date. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder of record. For shareholders of Class D Shares investing through a tax-deferred account, the shares will be exchanged for shares of Janus Henderson Government Money Market Fund.

The Fund may be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation. Unless shares of the Fund are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Please retain this Supplement with your records.